UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

POZEN Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment	of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

POZEN® Inc.

1414 Raleigh Road, Suite 400

Chapel Hill, North Carolina 27517

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of common stock, each having a par value of $0.001 per share, of POZEN Inc. (“POZEN”), will be held at the Paul J. Rizzo Conference Center, Loudermilk Hall, 130 DuBose House Lane, Chapel Hill, North Carolina 27517, on June 22, 2004 at 11:00 a.m. Eastern time, to consider and take action with respect to the following:

1.	To elect three Class I directors, each of whom shall serve for a term of three years.

2.	To approve the POZEN Inc. 2000 Equity Compensation Plan, as amended and restated, including to increase from 3,000,000 to 5,500,000 the number of shares issuable under the Plan.

3.	To ratify the appointment of Ernst & Young LLP as POZEN’s independent public accountants to audit POZEN’s financial statements for the fiscal year ending December 31, 2004.

4.	To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof.

Holders of common stock of record at the close of business on May 11, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

By Order of the Board of Directors,

/s/ Helga L. Leftwich

Helga L. Leftwich Secretary

Chapel Hill, North Carolina

Dated: May 25, 2004

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

POZEN Inc.

1414 Raleigh Road, Suite 400

Chapel Hill, North Carolina 27517

PROXY STATEMENT

Mailed on May 25, 2004

Annual Meeting of Stockholders to be held on June 22, 2004

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of POZEN Inc. (“POZEN”) to be used at the Annual Meeting of the holders of shares of common stock, par value $0.001 per share, of POZEN, to be held on June 22, 2004 and at any adjournment thereof (the “Annual Meeting”). The time and place of the Annual Meeting are stated in the Notice of Annual Meeting of Stockholders that accompanies this proxy statement.

The expense of soliciting proxy cards, including the costs of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, proxy statement and proxy card, will be borne by us. In addition to solicitation by mail, we will arrange for brokerage firms and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners, and we will, upon request, reimburse the brokerage houses and custodians for their reasonable expenses. POZEN may retain a third-party proxy solicitor to assist in the solicitation of proxies and verify records related to the solicitations. We expect to pay the proxy solicitor a fee of approximately $8000 and to reimburse the solicitor its expenses for its services. We or our directors, officers or employees may request by telephone, facsimile or email the return of proxy cards. The extent to which this will be necessary depends entirely on how promptly the stockholders vote. We urge you to vote your shares without delay.

VOTING RIGHTS

Only stockholders as of the close of business on May 11, 2004, the record date fixed by the Board of Directors of POZEN (the “Board”), are entitled to notice of and to vote at the Annual Meeting. As of May 11, 2004, there were 28,788,272 shares of common stock issued and outstanding and no other outstanding classes of voting securities. Each holder of our common stock is entitled to one vote per share on each matter presented at the Annual Meeting.

The presence of the holders of a majority of the shares of common stock issued, outstanding and entitled to vote, in person or represented by duly executed proxies, at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

The affirmative vote of the holders of a plurality of the votes cast by stockholders entitled to vote for the election of directors is required to elect the directors. Cumulative voting for the election of directors is not permitted. A majority of the votes cast in person or by duly executed proxies is required for approval of the proposal to approve our 2000 Equity Compensation Plan, as amended and restated, and to ratify the appointment of our independent public accountants.

Shares entitled to vote represented by proxies that are properly executed and returned before the Annual Meeting will be voted at the Annual Meeting as directed on the proxy. In the election of directors, stockholders may either vote “FOR” all nominees for election or “WITHHOLD” their votes from one or more nominees for election. If no vote is specified on the proxy, the shares will be voted “FOR” the election of the nominees for director named in this proxy statement. Shares represented by proxies that are marked “WITHHOLD” with regard to the election of the nominees for director will be excluded entirely from that vote and will have no effect.

For the proposals to approve our 2000 Equity Compensation Plan, as amended and restated, and to ratify the appointment of our independent public accountants, a majority of the votes cast for each proposal is required for approval of the proposal. Stockholders may vote “FOR”, “AGAINST”, or “ABSTAIN” with respect to the vote to approve the Equity Compensation Plan, as amended and restated, and to ratify the appointment of our independent public accountants. If no vote is specified on the proxy with respect to these matters, the shares will be voted “FOR” the approval of the Equity Compensation Plan, as amended and restated, “FOR” the ratification of the appointment of our independent public accountants and, at the discretion of the designated proxies, for any other matter that may properly come before the meeting. Broker non-votes, which occur when a beneficial owner of our common stock does not provide his or her bank, broker or other nominee with voting instructions and the nominee does not exercise or does not have discretion to vote the beneficial owner’s shares, will have no effect on the outcome of any proposal in this proxy statement. Such broker non-votes will, however, be counted in determining whether there is a quorum for the Annual Meeting.

The Board does not know of any other business to be presented for consideration at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will be voted on such matters in the discretion of the proxy holders. The Delaware General Corporation Law provides that, unless otherwise provided in the proxy and unless the proxy is coupled with an interest, a stockholder may revoke a proxy previously given at any time prior to its exercise at the Annual Meeting. A stockholder who has given a proxy may revoke it at any time before it is exercised by delivering to any of the persons named as proxies, or to us addressed to the Secretary, an instrument revoking the proxy, by appearing at the Annual Meeting and voting in person or by executing a later dated proxy which is exercised at the Annual Meeting.

PRINCIPAL STOCKHOLDERS

The stockholders named in the following table are those known to us to be the beneficial owners of 5% or more of our common stock. Unless otherwise indicated, the information is as of March 31, 2004. For purposes of this table, and as used elsewhere in this proxy statement, the term “beneficial owner” means any person who, directly or indirectly, has or shares the power to vote, or to direct the voting of, shares of our common stock, the power to dispose, or to direct the disposition of, a security or has the right to acquire shares within sixty (60) days. Except as otherwise indicated, we believe that each owner listed below exercises sole voting and dispositive power over its shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Common Stock
John R. Plachetka, Pharm.D. POZEN Inc. 1414 Raleigh Road, Suite 400 Chapel Hill, NC 27517	4,087,098	(1)	14.1%

Vector Later-Stage Equity Fund II, L.P. 1751 Lake Cook Road, Suite 350 Deerfield, IL 60015	1,885,405	(2)	6.6%

BB Biotech AG Vodergasse 3 CH-8300 Schaffhausen Switzerland	2,800,000	(3)	9.8%

(1)	This amount reflects ownership by Silver Hill Investments, LLC, John R. Plachetka and Clare A. Plachetka and certain affiliated entities, and consists of (i) 1,726,508 shares owned by Silver Hill Investments, LLC, which is 50% owned by the John R. Plachetka Irrevocable Trust, 40% owned by John R. Plachetka through his assignee, the Revocable Declaration of Trust, John R. Plachetka, Trustee (the “JRP Revocable Trust”), and 10% owned by his wife, Clare A. Plachetka, through her assignee, the Clare A. Plachetka Revocable Declaration of Trust, Clare A. Plachetka, Trustee (the “CAP Revocable Trust”); (ii) 1,417,871 shares owned by the JRP Revocable Trust; (iii) 212,900 shares owned by the CAP Revocable Trust; (iv) 248,229 shares owned by the John R. Plachetka Irrevocable Trust; (v) 47,215 shares held by John R. Plachetka directly; and (vi) 434,375 shares of common stock issuable pursuant to options granted to John R. Plachetka exercisable within 60 days. John R. Plachetka and Clare A. Plachetka claim shared voting and dispositive power as to the shares set forth in (i) through (iv) above.

(2)	According to a report on Schedule 13G/A that was filed on February 17, 2004 with respect to ownership as of December 31, 2003 by Vector Later-Stage Equity Fund II, L.P. (“VLSEF”), Vector Later-Stage Equity Fund II (QP), L.P. (“VLSEF QP”), Vector Fund Management II, L.L.C., the general partner of VLSEF and VLSEF QP (“VFM”), D. Theodore Berghorst, an officer and director of VFM (“Berghorst”), Barclay A. Phillips, a director of VFM (“Phillips”), Douglas Reed, a director of VFM (“Reed”), Mark Flower, the Chief Financial Officer of each of VLSEF, VLSEF QP and VFM (“Flower”), and Deborah Berghorst, Trustee FBO Berghorst 1998 Dynastic Trust (the “Trust”), this amount consists of (i) 1,785,405 shares as to which VFM, Berghorst, Phillips and Reed claim shared voting and dispositive power, including 1,339,054 shares as to which VLSEF QP claims shared voting and dispositive power and 446,351 shares as to which VLSEF claims shared voting and dispositive power and (ii) 50,000 shares as to which Berghorst claims sole voting and dispositive power and 50,000 shares as to which Berghorst claims shared voting and dispositive power. (The Trust claims sole voting and dispositive power with respect to the 50,000 shares with respect to which Berghorst claims shared voting and dispositive power.) The 1,885,405 share amount does not include 23,000 shares as to which Reed claims sole voting and dispositive power, 2,700 shares as to which Phillips claims sole voting and dispositive power and 1,000 shares as to which Flower claims sole voting and dispositive power.
(3)	According to a report on Schedule 13G that was filed on September 27, 2002 with respect to ownership as of December 31, 2002 by Biotech Target N.V., a wholly-owned subsidiary of BB Biotech AG (“BBB”), Biotech Target N.V. and BBB claim shared voting and dispositive power as to all 2,800,000 shares.

STOCK OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS

The following table and notes thereto set forth information with respect to the beneficial ownership of shares of our common stock as of March 31, 2004 (except as specified below) by each director, the nominees for director and each executive officer named by us in the Summary Compensation Table (the “Named Executive Officers”) and, as a group, by the directors and current executive officers, based upon information furnished to us by such persons. Except as otherwise indicated, we believe that each beneficial owner listed below exercises sole voting and dispositive power.

	Beneficial Ownership as of March 31, 2004
Name of Beneficial Owner (1)	Number of Shares		Percentage of Common Stock
John R. Plachetka, Pharm.D.	4,087,098	(2)	14.0%
Kristina M. Adomonis	73,438	(3)	*
John E. Barnhardt	116,972	(4)	*
James R. Butler (5)	—		*
Matthew E. Czajkowski	258,263	(6)	*
Arthur S. Kirsch (7)	—		*
Kenneth B. Lee, Jr.	5,416	(8)	*
Paul J. Rizzo	47,500	(9)	*
Bruce A. Tomason	86,960	(10)	*
Peter J. Wise, M.D.	465,464	(11)	1.6%
Ted G. Wood	58,480	(12)	*
All current directors and executive officers as a group (11 persons)	4,941,328	(13)	16.7%

*	Less than 1%.

(1)	Unless otherwise set forth herein, the street address of the named beneficial owners is c/o POZEN Inc., Suite 400, 1414 Raleigh Road, Chapel Hill, North Carolina 27517.
(2)	Consists of (i) 1,726,508 shares owned by Silver Hill Investments, LLC, which is 50% owned by the John R. Plachetka Irrevocable Trust, 40% owned by John R. Plachetka through the JRP Revocable Trust, and 10% owned by his wife, Clare A. Plachetka, through her assignee, the CAP Revocable Trust; (ii) 1,417,871 shares owned by the JRP Revocable Trust; (iii) 212,900 shares owned by the CAP Revocable Trust; (iv) 248,229 shares owned by the John R. Plachetka Irrevocable Trust; (v) 47,215 shares held directly; and (vi) 434,375 shares issuable pursuant to options exercisable within 60 days.
(3)	Consists of 50,000 shares of common stock held jointly by Ms. Adomonis and her husband and 23,438 shares of common stock issuable pursuant to options held by Ms. Adomonis exercisable within 60 days.
(4)	Includes 109,722 shares of common stock issuable pursuant to options held by Mr. Barnhardt exercisable within 60 days.
(5)	Mr. Butler became a director in July 2003.
(6)	Consists of 183,263 shares of common stock, of which an aggregate of 25,760 shares are held of record by trusts for the benefit of Mr. Czajkowski’s minor children, and 75,000 shares of common stock issuable pursuant to options exercisable within 60 days. Mr. Czajkowski left POZEN as of January 6, 2004.
(7)	Mr. Kirsch became a director in May 2004.
(8)	Includes 5,416 shares of common stock issuable pursuant to options exercisable within 60 days.
(9)	Includes 7,500 shares of common stock issuable pursuant to options exercisable within 60 days.
(10)	Includes 83,960 shares of common stock issuable pursuant to options exercisable within 60 days.
(11)	Includes 30,000 shares of common stock issuable pursuant to options exercisable within 60 days.
(12)	Includes 56,980 shares of common stock issuable pursuant to options exercisable within 60 days.
(13)	Includes 751,391 shares of common stock issuable pursuant to options exercisable within 60 days.

PROPOSAL 1

NOMINATION AND ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation provides that our Board shall consist of not less than three nor more than fifteen members divided into three Classes: Class I, Class II and Class III. Each director serves for a three-year term, with one class of directors being elected at each Annual Meeting. The Board is authorized to increase or decrease the total number of directors within the three to fifteen range as well as the number of directors in each class, provided that no one class shall have more than one director more than any other class. If the quotient derived by dividing the designated number of directors by three is a fraction, the extra director shall be a member of Class I if such a fraction is one-third, and, if such fraction is two-thirds, the other director shall be a member of Class II, unless otherwise provided from time to time by resolution adopted by the Board. The number of directors constituting the Board is currently fixed at eight members. Three directors are currently serving in each of Class I and Class II; two directors are currently serving in Class III. Jacques F. Rejeange, who served as one of our Class II directors, retired from the Board in January 2004. In May 2004, the Board elected Arthur S. Kirsch to fill the seat vacated by Mr. Rejeange’s retirement from the Board.

The three directorships expiring this year are Class I directorships, currently filled by James R. Butler, Paul J. Rizzo and Ted G. Wood. Upon the recommendation of the Nominating/Corporate Governance Committee of the Board, the Board has nominated Messrs. Butler, Rizzo and Wood as nominees for election at this Annual Meeting to serve as Class I directors; their terms will expire in 2007. Messrs. Rizzo and Butler are being nominated for election by our stockholders for the first time at this Annual Meeting. Mr. Rizzo, who joined the Board in 2002, was recommended for initial membership on the Board by Dr. John R. Plachetka, our Chairman, President and Chief Executive Officer. Mr. Butler, who joined the Board in 2003, was recommended for initial membership on the Board by Peter J. Wise, the Vice Chairman of our Board.

Messrs. Butler, Rizzo and Wood have informed us that they are each willing to serve for the term to which each of them is nominated if elected. If one of the nominees for director should become unavailable for election or is unable to serve as a director, the shares represented by proxies voted in favor of that nominee will be voted for any substitute nominee that may be named by the Board.

The information appearing in the following two tables sets forth the names of the nominees for director and the directors continuing in office and also contains, as to each director, certain biographical information, a brief description of each person’s principal occupation and business experience and certain other information.

NOMINEES FOR ELECTION AS DIRECTOR FOR A TERM OF THREE YEARS

Name and Principal Occupation	Served as Director Since	Director Class	If Elected, Term Expires At Annual Meeting of Stockholders in

James R. Butler, age 63	2003	Class I	2007

Employed in an advisory capacity to the Chairman of the board of directors of Reliant Pharmaceuticals Inc., a pharmaceutical company, since October 2003; President of ALZA International, a pharmaceutical company, from 2000 to June 2001; served in various other executive positions with ALZA between 1993 and 2001; prior to that, served as Vice President-General Manager of Glaxo Pharmaceuticals, a pharmaceutical company. Serves on the board of directors of BioDeliery Sciences International and two private companies, Respirics, Inc. and Hematrope Pharmaceuticals; serves on the advisory boards of the Pharmacy Schools of the University of Florida and Campbell University.

Paul J. Rizzo, age 76	2002	Class I	2007

Chairman of the board of directors and partner of Franklin Street Partners, an investment firm, since 1990; Dean of the Kenan-Flagler School of Business at the University of North Carolina at Chapel Hill between 1987 and 1992; Vice Chairman of the board of directors of IBM Corporation from 1983 to 1987 and from 1993 to 1994. Serves as a director of Cox Enterprises Inc. and The Maersk Company Limited.

Ted G. Wood, age 66	2000	Class I	2007

Retired since September 2003; Vice Chairman of The United Company, a Bristol, Virginia based holding company engaged in oil and gas exploration and production, financial services and the development of public golf courses, from January 2003 to August 2003; President of the operating subsidiaries within The United Company between 1998 and January 2003; consultant to The United Company from January 1996 to June 1998. Serves as a director of King Pharmaceuticals Inc.

Vote Required for Approval

The affirmative vote of the holders of a plurality of the votes cast by stockholders entitled to vote in the election of directors is required for the election of each of the nominees as director of POZEN.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THESE NOMINEES FOR DIRECTOR.

DIRECTORS CONTINUING IN OFFICE

Name and Principal Occupation	Served as Director Since	Director Class	Term Expires At Annual Meeting of Stockholders in

Kenneth B. Lee, Jr., age 56	2002	Class II	2005

Independent consultant since June 2002 and managing member of Hatteras BioCapital, LLC (formerly BioVista Capital, LLC), the general partner of Hatteras BioCapital Fund, L.P., a venture capital fund focusing on life sciences companies, since 2003; President of A.M. Pappas & Associates, a venture capital firm, between January 2002 and June 2002; Partner of Ernst & Young LLP from 1982 through 2001; Managing Director of Ernst & Young’s Health Sciences Corporate Finance Group from 2000 to 2001. Serves as a director of CV Therapeutics, Inc., Abgenix, Inc. and Inspire Pharmaceuticals, Inc.

Arthur S. Kirsch, age 52	2004	Class II	2005

Founding member and Managing Director of Vector Securities, LLC, an investment and merchant banking firm, since 2001; Managing Director and Head of Healthcare Research and Capital Markets of Prudential Vector Healthcare Group, a unit of Prudential Securities, Inc., a full-service brokerage firm, from 1999 to 2001; Director, Equity Research of Vector Securities International, Inc., an investment banking firm, from 1995 to 1999.

Bruce A. Tomason, age 56	1997	Class II	2005

Chief Executive Officer of Alterna, LLC, an investment firm focusing on over-the-counter pharmaceuticals, since April 2004; Principal of Apollo Healthcare Partners (formerly Apollo Capital Corporation), a healthcare investment banking and venture capital company, between 1991 and 2003; Chief Executive Officer of One Call Medical, Inc., a medical management company, from January 1996 through December 1998.

John R. Plachetka, Pharm.D., age 50	1996	Class III	2006

Chairman of the Board since January 2001, co-founder of POZEN and President and Chief Executive Officer of POZEN since 1996; Vice President of Development at Texas Biotechnology Corporation from 1993 to 1995.

Peter J. Wise, M.D., age 69	1996	Class III	2006

Retired since 1996; Vice Chairman of the Board since January 2001; co-founder of POZEN; acted in an advisory capacity to POZEN from 1996 to 2000; President and Chief Operating Officer of Pharmaceutical Product Development, Inc., a pharmaceutical services and development company, from 1993 to 1996.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS

Independence

All the members of our Board are independent as defined by the NASDAQ listing standards, with the exception of Dr. John R. Plachetka, our Chairman, President and Chief Executive Officer.

Meetings

Our Board held six meetings of the Board during the year ended December 31, 2003. During the year, no incumbent director other than Paul J. Rizzo attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board held during the period he served as a director and (ii) the total number of meetings held by any committee of the Board on which he served. In March 2004, our Board adopted the policy that directors attend our annual meetings of stockholders. All of our directors other than Bruce A. Tomason attended the 2003 Annual Meeting of Stockholders held on May 20, 2003.

Committees of the Board

Our Board has an Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee. These committees, their principal functions and their respective memberships are described below.

Audit Committee

The current members of the Audit Committee are Bruce A. Tomason, who serves as Chairman, Kenneth B. Lee, Jr. and Paul J. Rizzo. As of June 1, 2004, the members of the Audit Committee will be Bruce A. Tomason, Chairman, Kenneth B. Lee, Jr., and Arthur S. Kirsch. Each of the current and prospective members of the Audit Committee is “independent” as defined by the NASDAQ listing standards applicable to audit committee members. Our Board has determined that Messrs. Tomason, Lee and Rizzo qualify as audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”).

The Audit Committee oversees our financial reporting process and system of internal control over financial reporting, and selects and oversees the performance of, and approves in advance the services provided by, our independent public accountants. The Audit Committee provides an open avenue of communication among our independent public accountants, financial and senior management and the Board. The Audit Committee held five meetings during the year ended December 31, 2003. In 2004, the Audit Committee approved, and the Board adopted, an amended and restated charter, which is filed as Appendix A to this proxy statement. A copy of the amended and restated charter for the Audit Committee is also posted on our website at www.pozen.com.

Compensation Committee

The current members of the Compensation Committee are Peter J. Wise, M.D., who serves as Chairman, Ted G. Wood and Bruce A. Tomason. As of June 1, 2004, the members of the Compensation Committee will be Ted G. Wood, Chairman, Peter J. Wise, M.D., Kenneth B. Lee, Jr., and James R. Butler. Each of the current and prospective members of the Compensation Committee is “independent” as defined by NASDAQ listing standards.

The Compensation Committee is responsible for reviewing, evaluating and approving, or as appropriate, recommending to the Board, the salary, incentive compensation, bonuses, benefit plans and other forms of compensation for our executive officers and directors and for reviewing and approving the philosophy and policies governing the compensation of POZEN’s employees generally. The Compensation Committee is also responsible for granting, or delegating the authority for granting, and making decisions with respect to, stock options and other awards under our 1996 Stock Option Plan and 2000 Equity Compensation Plan and for granting awards under our 2001 Long Term Incentive Plan. The Compensation Committee held four meetings during the year ended December 31, 2003. A current copy of the charter for the Compensation Committee is posted on our website at www.pozen.com.

Nominating/Corporate Governance Committee

The current members of the Nominating/Corporate Governance Committee (the “Governance Committee”) are Paul J. Rizzo, who serves as Chairman, and James R. Butler. As of June 1, 2004, the members of the Governance Committee will be Paul J. Rizzo, Chairman, James R. Butler and Bruce A. Tomason. Each of the current and prospective members of the Governance Committee is “independent” as defined by NASDAQ listing standards. The Governance Committee was formed by the Board in December 2003, held no meetings in 2003 and has held three meetings thus far in 2004. A current copy of the charter for the Governance Committee is posted on our website at www.pozen.com.

The Governance Committee assists the Board in fulfilling its responsibilities regarding the oversight of the composition of the Board and other corporate governance matters. Among its other duties, the Governance Committee evaluates nominees and reviews the qualifications of individuals eligible to stand for election and reelection as directors and makes recommendations to the Board on this matter; oversees compliance with our Code of Business Conduct and Ethics; recommends and advises the Board on certain other corporate governance matters; and evaluates the Board’s performance.

Evaluation and Identification of Director Nominees. The Governance Committee implements the following procedures for the evaluation and identification of our director nominees. While all nominees should have the highest personal integrity, meet any regulatory qualifications and have a record of exceptional ability and judgment, the Board relies on the judgment of members of the Governance Committee, with input from our Chairman, President and Chief Executive Officer, to assess the qualifications of potential Board nominees with a view to the contributions that they would make to the Board and to POZEN. Because the Board believes that its members should ideally reflect a mix of experience and other qualifications, there is no rigid formula. In evaluating potential candidates, however, the Governance Committee will consider, among others things, the degree to which a potential candidate fulfills a current Board need (e.g., the need for an audit committee financial expert), as well as the candidate’s ability and commitment to understand POZEN and its industry and to devote the time necessary to fulfill the role of director (including without limitation regularly attending and participating in meetings of the Board and its Committees). In considering potential candidates, the Governance Committee will consider the overall competency of the Board in the following areas: (i) industry knowledge; (ii) accounting and finance; (iii) business judgment; (iv) management; (v) leadership; (vi) business strategy; (vii) crisis management, and (viii) corporate governance. In addition, the Governance Committee may consider other factors, as appropriate in a particular case, including without limitation the candidate’s (i) sound business and personal judgment; (ii) diversity of origin, experience, background and thought; (iii) senior management experience and demonstrated leadership ability; (iv) accountability and integrity; (v) financial literacy; (vi) industry or business knowledge, including science, technology, and marketing acumen; (vii) the extent, nature and quality of relationships and standing in the research and local communities; (viii) in connection with nominees to be designated as “independent” directors, “independence” under regulatory definitions, as well as in the judgment of the Governance Committee; (ix) independence of thought and ideas; and (x) other board appointments and service.

The Governance Committee considers recommendations for nominations from a wide variety of sources, including members of the Board, business contacts, community leaders and members of management. As described below, the committee will also consider stockholder recommendations for Board nominees. The Governance Committee’s process for identifying and evaluating candidates is the same with respect to candidates recommended by members of the Board, management, stockholders or others.

Stockholder Director Nominee Recommendations. The Governance Committee will consider director nominees recommended by stockholders. Stockholders who wish their proposed nominee to be considered for nomination at our next annual stockholders’ meeting should submit information about their nominees by no later than 120 days prior to the one year anniversary of the mailing of the proxy statement for our most recent annual meeting of stockholders. Stockholders who wish to nominate a director should submit the following information in writing to the Chairman of the Governance Committee, c/o POZEN Inc., 1414 Raleigh Road, Suite 400 Chapel Hill, North Carolina 27517:

•	the name of the candidate and the information about the individual that would be required to be included on a proxy statement under the rules of the SEC (including without limitation such individual’s qualifications, experience, background and share ownership, if any);

•	information about the relationship between the candidate and the nominating stockholder;

•	the consent of the candidate to serve as a director; and

•	proof of the number of shares of our common stock that the nominating stockholder beneficially owns and the length of time the shares have been owned.

Stockholders also have the right to nominate director candidates themselves, without any prior review or recommendation by the Governance Committee or the Board, by following the procedures set forth in our bylaws as described at “Certain Deadlines for the 2005 Annual Meeting” in this proxy statement.

Compensation of Directors

We reimburse each non-employee member of our Board for out-of-pocket expenses incurred in connection with attending our Board and Committee meetings. We also pay each of our non-employee directors a fee for each Board and Committee meeting attended, which currently is $1,500 for each Board meeting attended in person and $750 if attendance is by telephone, and $750 for each Committee meeting attended, whether in person or by telephone. Each of our non-employee directors receives an annual retainer of $10,000 for service as a director. The Chairman of our Audit Committee also receives an additional annual retainer of $5,000; other committee chairmen receive an additional $2,500 annual retainer. The fees for attendance at committee meetings and the annual retainers were approved by our Board on March 26, 2003. Each of our non-employee Board members receives annually options to purchase 20,000 shares of common stock for their services as directors, granted in each calendar year on or before the date of the initial Board meeting in that calendar year and vesting annually over four years, subject to the director’s continued service as a director. A new director who joins our Board receives as an initial grant an option to purchase a pro-rated portion of 20,000 shares of common stock, based on the number of months such director serves during that initial year. This initial grant also vests annually over four years, subject to the director’s continued service as a director.

Stockholder Communications to the Board of Directors

Stockholders may send communications to our Board in writing, addressed to the full Board of Directors or a specific committee of the Board, c/o Director, Investor Relations, 1414 Raleigh Road, Suite 400 Chapel Hill, North Carolina 27517.

Code of Ethics

We have adopted a Code of Business Ethics and Conduct that applies to our employees (including our principal executive officer, chief financial officer and other members of our finance and administration department) and our directors. Our Code of Business Ethics and Conduct is posted on our website at www.pozen.com.

EXECUTIVE COMPENSATION

Summary of Compensation. The following table summarizes the compensation paid to or earned during the last three fiscal years by our Named Executive Officers.

SUMMARY COMPENSATION TABLE

		Annual Compensation					Long Term Compensation
Name and Principal Position During 2003	Year	Salary		Bonus(1)		Other Annual Compensation(2)	Securities Underlying Options	LTIP Payouts		All Other Compensation(3)
John R. Plachetka, Pharm. D., Chief Executive Officer	2003 2002 2001	$ $ $	374,920 364,000 350,000	$ $ $	300,000 254,800 122,500	— — —	187,500 293,750 187,500	$1,000,000 — —	(4)	$ $ $	6,000 5,500 5,250

Kristina M. Adomonis, Senior Vice President, Business Development	2003 2002 2001	$ $ $	201,828 196,905 189,332	$ $ $	161,000 39,381 37,866	— — —	75,000 37,500 18,750	— — —		$ $ $	6,000 5,500 5,250

John E. Barnhardt, Vice President, Finance and Administration	2003 2002 2001	$ $ $	141,934 137,800 132,500	$ $ $	56,744 55,120 26,500	— — —	33,725 33,725 25,000	— — —		$ $ $	6,000 5,500 5,250

Matthew E. Czajkowski(5), Chief Financial Officer, Senior Vice President, Finance and Administration	2003 2002 2001	$ $ $	230,308 223,600 203,333	$ $ $	70,000 89,440 43,000	— — —	75,000 37,500 75,000	— — —		$ $ $	5,500 6,000 5,250

(1)	Bonuses are reported in the year earned, even if actually paid in a subsequent year. Bonuses earned in 2003 were paid in December 2003 or January 2004, at the election of the officer. A portion of the total bonus earned by Ms. Adomonis in 2003 was paid in June 2003.
(2)	Excludes perquisites and other personal benefits where the aggregate annual amount received by each officer was below the lesser of $50,000 or 10% of the salary and bonus reported.
(3)	Represents the employer-matching portion of a defined contribution 401(k) pension plan.
(4)	Represents payments made pursuant to an award granted in January 2003 under the POZEN Inc. 2001 Long Term Incentive Plan. See discussion of the terms of the award in the “Compensation Committee Report on Executive Compensation” included in this proxy statement.
(5)	Mr. Czajkowski left POZEN as of January 6, 2004.

Stock Options. The following table provides information related to options for shares of our common stock granted to the Named Executive Officers during 2003:

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees In Fiscal Year	Exercise Price ($/share)	Expiration Date(1)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
					5%	10%
John R. Plachetka, Pharm.D.	187,500	19.6%	$5.18	1/2/2013	$2,144,011	$3,989,282
Kristina M. Adomonis	37,500	3.9%	$5.18	1/2/2013	$428,802	$797,856
	37,500	3.9%	$13.10	7/31/2013	$131,802	$500,856
John E. Barnhardt	33,725	3.5%	$5.18	1/2/2013	$385,636	$717,539
Matthew E. Czajkowski(3)	75,000	7.9%	$5.18	1/2/2013	$857,604	$1,595,713

(1)	Each of these options is exercisable in cumulative installments of one-fourth each with the initial vesting date occurring on the first anniversary of the grant date (or, in the case of the grant on 7/31/03 to Ms. Adomonis, on January 1, 2004) and continuing on the next three anniversary dates of such vesting dates thereafter. Each option has a term of ten years.
(2)	The dollar amounts under these columns are the results of calculations at assumed annual rates of stock price appreciation of 5% and 10%. These assumed rates of growth were selected by the SEC for illustration purposes only. They are not intended to forecast possible future appreciation, if any, of our stock price.
(3)	Mr. Czajkowski left POZEN as of January 6, 2004.

The following table provides information related to any stock options for shares of our common stock exercised by the Named Executive Officers during 2003 and certain information about unexercised options held by the Named Executive Officers at December 31, 2003:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES(1)

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at FY-End Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at FY-End Exercisable / Unexercisable(2)
John R. Plachetka, Pharm.D.	47,215	$649,206	317,188 / 351,562	$1,442,688	$1,540,313
Kristina M. Adomonis	51,175	$360,347	18,750 / 112,500	$46,875	$328,875
John E. Barnhardt	—	—	121,609 / 71,519	$999,264	$295,768
Matthew E. Czajkowski(3)	84,927	$172,402	46,875 / 140,625	$129,625	$599,875

(1)	All share numbers and exercise prices reflect the 1.349-for-1 split of our common stock effected on October 6, 2000.
(2)	“In-the-money” options are options whose base (or exercise) price was less than the market price of the common stock at December 31, 2003. The value of such options is calculated based on a stock price of $10.20, which was the closing price of our common stock on The Nasdaq National Market on December 31, 2003.
(3)	Mr. Czajkowski left POZEN as of January 6, 2004.

Employment and Change of Control Arrangements

John R. Plachetka: Under an executive employment agreement dated July 25, 2001, which amended and restated an earlier agreement dated April 1, 1999, we agreed to employ John R. Plachetka, Pharm.D., as our President and Chief Executive Officer for three years from the date of the agreement. Under the agreement, Dr.

Plachetka’s salary is subject to performance and merit-based increases, and he is eligible to receive annual cash bonuses. The agreement also entitles him to receive an initial, and in the discretion of the Compensation Committee, up to two additional, performance-based awards, to be granted under the POZEN Inc. Long Term Incentive Plan, pursuant to each of which he could earn up to $1,000,000 upon the achievement of the performance goals specified in each such award. The agreement provides for the payment by POZEN of certain life and disability insurance premiums and certain estate, tax and related expenses incurred by Dr. Plachetka. The agreement automatically renews for successive one-year terms after the expiration of the initial three-year term, unless either party terminates the agreement.

If Dr. Plachetka’s employment is terminated by us without cause, or by Dr. Plachetka for “Good Reason, “ defined as (i) the relocation by more than 50 miles of the office from which Dr. Plachetka performs his principal duties, the substantial reduction of Dr. Plachetka’s duties and responsibilities, the material breach by us of the employment agreement (unless, in each such case, such event is corrected within 30 days after notice), or (ii) the election by Dr. Plachetka within 60 days following a change of control of POZEN to terminate his employment as a result of the change of control, the agreement provides for payment of a lump sum severance benefit equivalent to one year’s annual base salary plus the average of the annual bonuses awarded to Dr. Plachetka over the prior two years and the continuation for one year of Dr. Plachetka’s employee benefits, as further described in the agreement. The agreement provides for the payment of additional amounts to reimburse Dr. Plachetka for any taxes owed in the event any other payments he receives are determined to constitute an excess parachute payment under Section 280G of the Internal Revenue Code (“Code Section 280G”).

Certain Other Named Executive Officers: Under executive employment agreements dated July 25, 2001, we agreed to employ each of Kristina M. Adomonis and John E. Barnhardt for two years from the dates of the respective agreements at initial annual base salary amounts set forth in the agreements, which are subject in each case to performance and merit-based increases. Under the agreements, the executives are eligible to receive annual bonuses. Each agreement automatically renews for successive one-year terms after the expiration of the initial two-year term, unless either party to the agreement terminates the agreement. If the executive’s employment is terminated by us without cause, or by the executive for “Good Reason,” defined as (i) the relocation by more than 50 miles of the office from which the executive performs his or her principal duties, the substantial reduction of the executive’s duties and responsibilities, the material breach by us of the agreement (unless, in each such case, such event is corrected within 30 days after notice), or (ii) the election by the executive within 60 days following a change of control of POZEN to terminate his or her employment as a result of the change of control, the agreement provides for payment of a lump sum severance benefit equivalent to one year’s annual base salary plus the average of the executive’s annual bonus awarded over the prior two years and the continuation for one year of the executive’s employee benefits, as described further in the executive employment agreements. The agreements provide for the payment to each executive of additional amounts in the event that any other payments received by the executive are determined to constitute an excess parachute payment under Code Section 280G.

Prior to his departure from POZEN in January 2004, Matthew E. Czajkowski, our chief financial officer, had an employment agreement similar to those described above with Mr. Barnhardt and Ms. Adomonis. In connection with his departure, we entered into a severance agreement with Mr. Czajkowski providing for severance payments of $215,282, payable over a twelve-month period, and the continuation of employee benefits through the end of 2004.

Other Change of Control Arrangements: Under the POZEN Inc. 2000 Equity Compensation Plan, unless the Compensation Committee determines otherwise, the vesting of all stock options outstanding upon a change of control, as defined in the plan, accelerates and the options become fully exercisable, and if, as a result of the change of control, we are not the surviving corporation (or survive only as a subsidiary of another corporation), all outstanding options that are not exercised are to be assumed by, or replaced with comparable options or rights by, the surviving corporation. The Compensation Committee may also take other actions as provided in the Plan. The stock options held as of December 31, 2003 by our Named Executive Officers are reflected in the table entitled “Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values” included in this proxy statement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Set forth below is the report of the Compensation Committee with respect to executive compensation.

The Compensation Committee of the Board of Directors is currently comprised of three independent directors. As members of the Compensation Committee, it is our responsibility to determine the most appropriate total executive compensation strategy based on POZEN’s business and business model and consistent with stockholders’ interests. The Compensation Committee’s principal responsibilities include reviewing POZEN’s overall compensation philosophy and the adequacy and market competitiveness of POZEN’s compensation plans and programs, evaluating the performance of and reviewing and approving compensation for executive officers and administering the POZEN’s equity-based and other incentive plans.

The compensation packages for our executive officers are designed to retain, attract and motivate superior quality management and to encourage them to contribute to the achievement of POZEN’s business objectives. In addition, the Compensation Committee attempts to maintain compensation packages that are comparable to and competitive with the compensation packages of executives of similar companies while being consistent with individual performance.

In compensating its executive officers, POZEN relies on a combination of salary and incentives designed to reward individual and collective performance that results in the achievement of POZEN’s short-term and long-term goals. Traditional measures of corporate performance, such as earnings per share or sales growth, are less applicable to the performance of development stage pharmaceutical companies, such as POZEN, than to mature pharmaceutical companies or companies in other industries. As a result, in making executive compensation decisions, the Compensation Committee evaluates other indications of performance, such as achieving milestones in the development and commercialization of POZEN’s drug candidates and managing the capital needed for its operations. The Compensation Committee also reviews and considers input and recommendations from our Chief Executive Officer concerning the compensation of the other executive officers.

The basic components of POZEN’s compensation packages for executive officers include the following:

•	Base Salary

•	Bonuses

•	Stock Options and other Incentive Awards

•	Benefits

Each executive officer’s compensation package contains a mix of these components. We have entered into executive employment agreements with certain of our executive officers, which include severance payments in the event of termination of the executive’s employment without cause or termination by the executive of his or her employment under certain circumstances. See “Employment and Change of Control Arrangements.”

Increases in base salary for 2003 were limited to cost-of-living based adjustments with variations for individual executive officers based on performance. Bonuses are awarded by the Compensation Committee based upon its evaluation, in conjunction with the recommendations of the Chief Executive Officer, of the performance of each executive officer and the achievement of POZEN’s and the executive’s goals. Although individual bonuses may be awarded during the year in special circumstances, bonuses are generally awarded and paid in either late December or early January of each year in recognition of the achievement of goals during that year. In 2003 and January 2004, bonuses totaling $587,774 were awarded to the Named Executive Officers for achievements in 2003. These awards reflected the achievement of corporate goals related to the continued clinical and regulatory progress of POZEN’s product candidates, the establishment of collaborative agreements and other efforts toward the commercialization of POZEN’s product candidates, as well as individual contributions of each Named Executive Officer.

The granting of stock options and other equity-based awards is intended to align the long-term interests of each officer with the interests of POZEN’s stockholders and to incentivize the individual officer to remain with POZEN. Grants of stock options are generally made to all employees on their date of hire based on salary level and position. All employees, including the executive officers, are eligible for subsequent discretionary option awards, including annual awards which are typically granted in January of each year in recognition of individual and corporate performance during the preceding year.

Benefits offered to our executive officers serve as a safety net of protection against the financial catastrophes that can result from illness, disability or death. Benefits offered to our executive officers are substantially the same as those offered to all of our regular employees.

Compensation to Chief Executive Officer

In reviewing and recommending Dr. John R. Plachetka’s salary and bonus and in awarding him stock options and other incentive awards during fiscal year 2003, the Compensation Committee followed its overall compensation philosophy. During the fiscal year ended December 31, 2003, Dr. Plachetka received a salary of $374,920. For his contributions during the 2003 fiscal year, Dr. Plachetka was awarded a $300,000 cash bonus in recognition of the progress in clinical, regulatory and commercial development of POZEN’s product candidates, which was paid in December 2003.

In January 2004, in recognition of his efforts in 2003 in connection with POZEN’s clinical and regulatory development, the Compensation Committee granted Dr. Plachetka an option to purchase 200,000 shares of common stock, exercisable in equal installments over four years on the anniversary date of the date of grant and having a term of ten years. The option was a nonqualified stock option granted under the terms of the POZEN Inc. 2000 Equity Compensation Plan, as amended (the “Equity Compensation Plan”), and having an exercise price equal to the fair market value of the common stock on the date of grant. In January 2003, in recognition of his efforts in 2002 in connection with POZEN’s overall growth and development, the Compensation Committee granted Dr. Plachetka an option to purchase 187,500 shares of common stock under the Equity Compensation Plan. The option was granted at an exercise price equal to the fair market value of the common stock on the date of grant, is exercisable in equal installments over four years on the anniversary date of the date of grant and has a term of ten years.

Effective January 1, 2003, as contemplated by Dr. Plachetka’s employment agreement and in order to provide him appropriate future incentive compensation, the Compensation Committee in its discretion granted Dr. Plachetka an award under the POZEN Inc. 2001 Long Term Incentive Plan (the “Long Term Plan”), which entitled him to receive up to $1,000,000, payable in three installments, if the closing price of POZEN’s common stock equaled or exceeded $6.00, $8.00 and $10.00, respectively, for 14 consecutive trading days during the 24 months beginning January 1, 2003. Dr. Plachetka was paid a total of $1,000,000 during 2003 under this award upon the achievement of these stock price thresholds. A previous award granted to Dr. Plachetka in August 2001 under the Long Term Plan had expired unpaid in August 2002 as the stock price goals set in that award were not achieved prior to its expiration. In May 2004, the Compensation Committee granted Dr. Plachetka an award of restricted stock units relating to 98,135 shares of common stock. This grant was in lieu of making a final $1,000,000 award to Dr. Plachetka under the Long Term Plan, which had been contemplated by his employment agreement to be granted in early 2004, and was made in recognition of the importance of providing long term incentives to continue to motivate and retain the Chief Executive Officer. The restricted stock units were granted pursuant to the Equity Compensation Plan and will vest in three equal installments, on January 1, 2005, January 1, 2006 and January 1, 2007.

Dr. Plachetka’s employment agreement also entitles him to receive certain severance and other benefits. See “Employment and Change of Control Arrangements.”

The Compensation Committee of the Board of Directors:

Peter J. Wise, Chairman
Bruce A. Tomason
Ted G. Wood

STOCK PERFORMANCE GRAPH

The following graph compares the yearly change in the total stockholder return on our common stock during the period from October 11, 2000 through December 31, 2003 with the total return on the Nasdaq Stock Market (U.S.) Index, the Nasdaq Biotechnology Index and the Nasdaq Pharmaceutical Index. The comparison assumes that $100 was invested on October 11, 2000 in our common stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors oversees POZEN’s financial reporting process on behalf of the Board. Management is responsible for POZEN’s disclosure controls and procedures and financial reporting process, including its system of internal control over financial reporting, and for preparing POZEN’s financial statements in accordance with accounting principles generally accepted in the United States. POZEN’s independent public accountants are responsible for auditing those financial statements and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent public accountants, both separately and together. Management has represented to the Audit Committee that POZEN’s audited financial statements for 2003 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent public accountants. The Audit Committee discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as modified (Communication with Audit Committees).

In addition, the Audit Committee has discussed with the independent public accountants their independence from POZEN and its management, including the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Finally, the Audit Committee has discussed with POZEN’s independent public accountants the overall scope and plans for their audits, the results of their examinations, the evaluations of POZEN’s internal control over financial reporting and the overall quality of POZEN’s financial reporting.

In its oversight function, the Audit Committee relies on the representations of management and the independent public accountants and thus does not have an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal control over financial reporting, that POZEN’s financial statements are presented in accordance with accounting principles generally accepted in the United States, that the audit of POZEN’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States, or that the independent public accountants are in fact “independent.”

Based upon the Audit Committee’s discussions with management and the independent public accountants and the Audit Committee’s review of the representations of management and the report of the independent public accountants to the Audit Committee, the Audit Committee recommended that the Board include POZEN’s 2003 audited financial statements in POZEN’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

The Audit Committee of the Board of Directors:

Bruce A. Tomason, Chairman
Kenneth B. Lee, Jr.
Paul J. Rizzo

PROPOSAL No. 2

Approval of the POZEN Inc. 2000 Equity Compensation Plan, as Amended and Restated

The Board of Directors recommends that stockholders approve the amendment to and restatement of the POZEN Inc. 2000 Equity Compensation Plan. The POZEN Inc. 2000 Equity Compensation Plan, as amended and restated (the “Plan”), provides for an increase in the number of shares of common stock authorized for issuance under the Plan from 3,000,000 to 5,500,000, or an increase of 2,500,000 shares. In addition, the Plan limits the number of shares that may be issued pursuant to grants other than options under the Plan to 2,000,000 shares and makes certain other clarifying changes.

We believe that the availability of the additional 2,500,000 shares of common stock will ensure that we continue to have a sufficient number of shares authorized for issuance under the Plan. As of May 5, 2004, grants under the Plan were outstanding with respect to 2,412,775 shares of common stock, leaving 253,564 shares available for issuance. There were approximately 35 employees, officers and directors eligible to participate in the Plan. Individuals who may serve as consultants and advisers to the company are also eligible to participate in the Plan. Further, there are grants outstanding with respect to 273,058 shares of common stock under our original stock option plan, under which no additional awards will be made.

The Board believes that the number of shares currently available for issuance under the Plan is not sufficient in view of our compensation structure and philosophy. The Board has concluded that our ability to attract, retain and motivate top quality management and employees, as well as directors, is material to our success and would be enhanced by our continued ability to grant equity compensation. In addition, the Board believes that our interests and those of our stockholders will be advanced if we can continue to offer our employees, non-employee directors, and eligible consultants and advisers the opportunity to acquire or increase their ownership of our common stock.

We are seeking to have the stockholders approve the Plan, as amended and restated. In addition to permitting additional awards to be made under the Plan, including stock options that qualify as incentive stock options under the Internal Revenue Code, approval of the restatement of the Plan is required to ensure that awards granted under the Plan, as amended to increase the number of shares available for issuance under the Plan, will continue to qualify for the performance-based exception to the deduction limitations of Section 162(m) of the Internal Revenue Code (“Code Section 162(m)”). A copy of the Plan is filed as Appendix B to this proxy statement.

Summary of the Plan

The purpose of the Plan is to provide all employees of POZEN and our subsidiaries, including employees who are also members of our board of directors, our non-employee directors, and consultants and advisors who perform bona fide services for us or any of our subsidiaries, with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards, including restricted stock, performance units and other stock-based awards under the Plan. We believe that grants under the Plan will encourage the participants in the Plan to contribute materially to our growth, by more closely aligning their economic interests with those of our stockholders.

The Compensation Committee administers the Plan, and has broad authority under the Plan, including to: (i) determine which of our employees, non-employee directors, and eligible consultants and advisers will receive grants under the Plan; (ii) determine the type, size and terms of grants to be made to each such individual; (iii) determine the time when grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, such as upon termination of employment; (iv) amend the terms of any previously issued grant; and (v) make decisions with respect to any other matters arising under the Plan. The Compensation Committee has the full power and authority to administer, implement and interpret the Plan. To the extent it deems appropriate, the Compensation Committee may delegate certain authority under the Plan to one or more subcommittees and, to the extent permitted under applicable law, to one or more officers of POZEN.

Grants to participants under the Plan may include: (i) options to purchase shares of our common stock, including incentive stock options (“ISOs”), which may be granted only to employees of POZEN or its subsidiaries, and nonqualified stock options (“NQSOs”), which may be granted to employees, non-employee directors and eligible consultants and advisers to POZEN; (ii) stock awards, including restricted stock, which may be granted to employees, non-employee directors, and eligible consultants and advisers to POZEN; and (iii) performance units and other stock-based awards, which may be granted to employees, non-employee directors and eligible consultants and advisers to POZEN.

As to options, the per share exercise price of an option granted under the Plan will be determined by the Compensation Committee and may be equal to or greater than the fair market value of our common stock on the day the option is granted. The option exercise price may be paid in cash or, with the approval of the Compensation Committee, by delivery of shares of common stock owned by the participant or any other method that the Compensation Committee may approve, provided that full payment must be made before the issuance of the shares of common stock issuable upon such exercise. The Compensation Committee will determine the exercisability of options granted under the Plan, including (other than in the case of termination for cause) the period following termination of employment or engagement with us during which an option may be exercised. The term of any option granted under the Plan may not exceed ten years from the date of grant. No ISOs may be granted to a participant who, at the time of grant, owns common stock giving him or her more than 10 percent of the total combined voting power of all classes of our stock or the stock of any parent or subsidiary of ours, unless the per share exercise price of the option is not less than 110% of the fair market value of our common stock on the date of grant and the term of the ISO is not greater than five years from the date of grant.

Stock awards may be granted with or without restrictions on transferability, for some or no consideration, or subject to other conditions, such as the achievement of specific performance goals or lapse of a specified period of time. The Compensation Committee has the authority to make all determinations about any restrictions or other conditions, including without limitation, acceleration and duration of exercisability, of such awards.

As to performance units, each represents the right of a grantee to receive an amount based on the value of the performance unit, which will be equal to the fair market value of a share of our common stock, if the related performance goals or other conditions set by the Compensation Committee are met. Payments with respect to performance units will be made in shares of our common stock, or a combination of common stock or cash, as determined by the Compensation Committee, provided that the cash portion may not exceed 50% of the amount to be distributed.

Other stock-based awards, such as restricted stock units, may be made under terms and conditions determined by the Compensation Committee.

Under the terms of the Plan, no individual may receive grants in any one calendar year relating to more than 1,000,000 shares of common stock. Generally, only a participant, during his or her lifetime, may exercise rights under a grant of an ISO, NQSO, stock award, performance unit or other stock-based award.

The Plan permits the Compensation Committee to impose and specify objective performance goals that must be met with respect to grants of stock awards, performance units and other stock-based awards. The Compensation Committee will determine the performance periods for the performance goals. Forfeiture of all or part of any such grant will occur if the performance goals are not met, as determined by the Compensation Committee. Prior to, or soon after the beginning of, the performance period, the Compensation Committee will establish in writing the performance goals that must be met, the applicable performance periods, the amounts to be paid if the performance goals are met, and any other conditions. Stock awards, performance units and other stock-based awards granted to any employee as performance-based compensation may not consist of more than 1,000,000 shares of common stock for any year during a performance period.

The performance goals, to the extent designed to meet the requirements of Code Section 162(m), will be based on one or more of the following measures applicable to a business unit or POZEN and its subsidiaries as a whole, or a combination of the foregoing: stock price, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, scientific goals, pre-clinical or clinical goals, regulatory approvals, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, goals relating to acquisitions or divestitures, or strategic partnerships.

In the event of a change of control of POZEN, as defined in the Plan, unless the Compensation Committee determines otherwise, all outstanding options will automatically accelerate and become fully exercisable, all restrictions on outstanding stock awards will automatically lapse, all outstanding performance units will be paid and all other outstanding stock-based awards will become fully vested, exercisable or payable in full, as the case may be. In the event of a change of control where POZEN is not the surviving corporation (or survives only as a subsidiary of another corporation), unless otherwise determined by the Compensation Committee, all outstanding ISOs and NQSOs will be assumed by or replaced with comparable options or rights by the surviving corporation (or a parent of the surviving corporation), and all other outstanding grants will be converted to similar grants of the surviving corporation (or a parent of the surviving corporation). The Compensation Committee may also take any of the following actions in the event of a change of control: (i) require surrender of outstanding ISOs or NQSOs in exchange for payment or payments of cash or common stock in an amount by which the fair market value of the common stock exceeds the exercise price of the option, under such terms as the Compensation Committee may determine; or (ii) after giving participants the opportunity to exercise outstanding ISOs or NQSOs, terminate any or all unexercised options.

The Board may amend or terminate the Plan at any time. However, stockholder approval is required for any repricing of options, or any change to the Plan that is required to be approved by the stockholders by law, under the rules of the Nasdaq Stock Market or any applicable stock exchange, or in order for any grant to meet applicable requirements of the Internal Revenue Code. The Plan will terminate on October 9, 2010, the day immediately preceding the tenth anniversary of the effective date of the Plan, unless the Board terminates the Plan earlier or extends it with approval of our stockholders.

Because the granting of awards under the Plan is discretionary, benefits to be received under the Plan, as proposed to be amended, by individual optionees and other recipients of awards (other than non-employee directors, whose equity compensation is described under the heading “Compensation of Directors”) are not determinable. Accordingly, it is not possible at present to predict who may be granted any stock option or other award under the Plan or the terms of any such award that may be granted.

If any grant made under the plan expires, is cancelled, surrendered or otherwise terminated, shares of common stock subject to such grants will again be available for purposes of the Plan. In addition, if there is any change in the number or kind of our common stock outstanding, such as because of a stock dividend, stock split, merger, or other extraordinary event, the Compensation Committee may make appropriate adjustments to reflect such change, including by adjusting the maximum number of shares available for grants under the Plan or to an individual in any calendar year.

The closing sales price of our common stock on May 11, 2004 was $11.00 per share.

The following table provides information with respect to our compensation plans under which equity compensation was authorized at December 31, 2003.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	2,643,302	$6.11	842,571
Equity compensation plans not approved by security holders	—	—	—

Total	2,643,302	$6.11	842,571

Federal Income Tax Consequences

The following is a brief description of the U.S. federal income tax consequences generally arising with respect to grants that may be awarded under the Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the Plan.

The grant of an ISO or NQSO will create no tax consequences for the participant or us. A participant will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and we will receive no deduction at that time. Upon exercising an NQSO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the non-forfeitable shares received. We will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

A participant’s disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares. The participant’s basis in an NQSO is equal to the aggregate of the exercise price paid and the amount the participant recognized as ordinary income upon the exercise of the option. The participant’s basis in shares acquired by exercise of an ISO and held for the applicable holding period (a period of at least one year from the date the ISO was exercised and two years from the ISO date of grant) is the exercise price of the ISO. Generally, there will be no tax consequences to us in connection with a disposition of shares acquired under an option, except that we will be entitled to a deduction (and the participant will recognize ordinary income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

With respect to grants under the Plan (other than ISOs and NQSOs, which are discussed above) that may be settled either in cash or in shares of common stock that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of the shares received. We will be entitled to a deduction for the same amount. With respect to grants involving shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares received at the time that the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. We will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of such restricted shares rather than upon the lapse of the restriction on transferability or the substantial risk of forfeiture. Such election must be made and filed with the Internal Revenue Service within thirty days after receipt of the shares.

Code Section 162(m) generally disallows a public corporation’s tax deduction for compensation paid to its chief executive officer or any of its four other most highly compensated officers in excess of $1,000,000 in any year. Compensation that qualifies as “performance-based compensation” is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the corporation that pays it. The Compensation Committee intends that ISOs and NQSOs granted under the Plan will qualify as “performance-based compensation,” but other grants awarded under the Plan may not always qualify as “performance-based compensation.”

Vote Required for Approval

A majority of the votes cast in person or by duly executed proxies is required for approval of the proposal to approve the POZEN Inc. 2000 Equity Compensation Plan, as amended and restated, including to increase from 3,000,000 to 5,500,000 the number of shares issuable under the Plan.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE POZEN INC. 2000 EQUITY COMPENSATION PLAN, AS AMENDED AND RESTATED, INCLUDING TO INCREASE FROM 3,000,000 TO 5,500,000 THE NUMBER OF SHARES ISSUABLE UNDER THE PLAN.

PROPOSAL No. 3

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed Ernst & Young LLP as our independent public accountants to examine our financial statements for the fiscal year ending December 31, 2004 and has recommended that such appointment be submitted to our stockholders for ratification. Ernst & Young LLP has served as our independent public accountants since 1997. Representatives from Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from those attending the meeting.

Vote Required for Approval

A majority of the votes cast in person or by duly executed proxies is required for approval of the proposal to ratify the appointment of our independent public accountants.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ”FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

INDEPENDENT PUBLIC ACCOUNTANT SERVICES

Ernst & Young LLP Fees Related to Fiscal Years 2003 and 2002

Audit Fees:

Fees for audit services totaled approximately $121,000 in 2003 and approximately $108,000 in 2002, including fees associated with the annual audit and the reviews of POZEN’s quarterly reports on Form 10-Q.

Audit-Related Fees:

Fees for audit-related services totaled approximately $37,000 in 2003 and $2,000 in 2002. These audit-related services consisted of accounting consultations in connection with our internal controls implementation project, consulting related to compliance issues arising under the Sarbanes-Oxley Act of 2002 and related regulations, and revenue recognition determinations.

Tax Fees:

For 2003, fees for tax services totaled approximately $60,000, of which approximately $41,000 related to tax analysis of possible limitations on POZEN’s use of its net operating losses, $11,000 related to tax compliance and the balance related to fees for tax return preparation and tax planning services provided to Dr. John R. Plachetka, our Chairman, President and Chief Executive Officer, and paid by POZEN pursuant to Dr. Plachetka’s employment agreement. For 2002, fees for tax compliance totaled approximately $6,500.

All Other Fees:

There were no fees for the category “All Other Services” in 2003 and 2002.

The Audit Committee has considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining the independence of Ernst & Young LLP.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures relating to the pre-approval of services to be provided by our independent public accountants. Under these policies and procedures, the Audit Committee approves in advance the provision of services and fees for such services that are specifically identified in the independent public accountant’s annual engagement letter for the audits and reviews, in management’s annual budget relating to services to be provided by the independent public accountants and any amendments to the annual budget reflecting additional services to be provided by or higher fees of the independent public accountants.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors and executive officers and persons who own more than 10% of our outstanding shares of common stock to file with the SEC initial reports of ownership and reports of changes in ownership in our common stock and other equity securities. Specific due dates for these records have been established, and we are required to report in this proxy statement any failure in 2003 to file by these dates. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, there were no reports required under Section 16(a) of the Exchange Act that were not timely filed during the fiscal year ended December 31, 2003, except that one stock option exercise by Kristina M. Adomonis was reported on an untimely filed Form 4.

CERTAIN DEADLINES FOR THE 2005 ANNUAL MEETING

Any stockholder proposal submitted to us pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in the proxy statement and proxy relating to our 2005 Annual Meeting must be received by us no later than the close of business on February 4, 2005. If we do not receive notice of any non-Rule 14a-8 matter that a stockholder wishes to raise at the Annual Meeting in 2005 by April 10, 2005, the proxy holders will retain discretionary authority to vote proxies on any such matter if it is raised at the 2005 Annual Meeting.

In order for a stockholder to nominate a person for election to the Board (other than by submitting information about proposed nominees to our Governance Committee, as described earlier in this proxy statement) or bring other business before the 2005 annual meeting of stockholders, the stockholder must comply with the advance notice provisions of our bylaws, which require that the stockholder deliver written notice to the Secretary. In the case of stockholder nominations, we must receive this notice not less than 90 days prior to the meeting date as originally scheduled. In the case of any other business, we must receive the notice not less than 60 or more than 90 days prior to the meeting date as originally scheduled. If we give stockholders less than 70 days notice or prior public disclosure of the date of the annual meeting, the stockholder must deliver the Secretary notice that must be received or mailed or delivered not later than the close of business on the 10th day following the date on which we gave notice or made public disclosure of the date of the annual meeting to, respectively, make a nomination or bring other business before the meeting.

OTHER MATTERS

The Board does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

To the extent that information contained in this proxy statement is within the knowledge of persons other than our management, we have relied on such persons for the accuracy and completeness thereof.

Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual

Meeting, we will mail, at no charge to the stockholder, a copy of our annual report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for POZEN’s most recent fiscal year. Requests from beneficial owners of our voting securities must set forth a good faith representation that, as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:

Investor Relations
POZEN Inc.
1414 Raleigh Road, Suite 400
Chapel Hill, North Carolina 27517

You are asked to advise us if you intend to attend the Annual Meeting. For directions to the Annual Meeting, please call James Watson at POZEN at (919) 913-1030.

You are urged to sign and return your proxy card promptly to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors,

/s/ Helga L. Leftwich
Helga L. Leftwich
Secretary

Dated: May 25, 2004

Appendix A

POZEN INC.

AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. Purpose

The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of POZEN Inc. (the “Company”) in fulfilling its oversight responsibilities with respect to the Company’s accounting and financial processes and the audits of the Company’s financial statements.

II. Structure and Membership

A. Number. The Committee shall be comprised of at least three or more members of the Board.

B. Independence. Except as otherwise permitted by the applicable NASDAQ and Securities and Exchange Commission rules, each member of the Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, and not have participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the prior three years.

C. Financial Literacy. Each member of the Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, at the time of his or her appointment to the Committee. In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in that member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. To the extent possible, at least one member of the Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

D. Selection and Removal. The members of the Committee shall be appointed by the Board, upon the recommendation of the Nominating/Corporate Governance Committee, and shall serve until their successors shall be duly elected and qualified. The Board may remove members of the Committee from such committee, with or without cause. The Chair of the Committee shall be elected by the Board, upon the recommendation of the Nominating/ Corporate Governance Committee.

E. Compensation. The compensation of Committee members shall be as determined by the Board. No member of the Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board or a committee of the Board.

III. Procedures and Administration

A. Meetings. The Committee shall meet as often as it may deem necessary and appropriate in its judgment, but in no event less than four times per year. The Committee may also act by unanimous written consent in lieu of a meeting. A majority of the members of the Committee shall constitute a quorum. The Chair of the Committee or a majority of the members of the Committee may call a special meeting of the Committee. The Committee shall meet with the independent auditors, the senior personnel performing the Company’s internal audit function, and management in separate meetings, as often as it deems necessary and appropriate in its judgment.

B. Investigations; Attendance at Meetings. The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate. The

1

Committee may also request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee may request.

C. Committee Procedures. The Committee may fix such policies and rules of procedure as it deems necessary or appropriate. Such policies or rules of procedures as the Committee may adopt shall be consistent with the Bylaws of the Company and this Charter.

D. Records. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

E. Subcommittees; Delegation. The Committee may delegate authority to one or more members of the Committee where appropriate, but no such delegation shall be permitted if the authority is required by a law, regulation, or listing standard to be exercised by the Committee as a whole. Any decision made pursuant to such delegation to pre-approve audit, review, attest or non-audit services shall be presented to the full Committee at its next scheduled meeting.

F. Independent Advisors; Funding. The Committee shall have the authority, without further action by the Board, to obtain advice and assistance from internal and external legal, accounting and other advisors, and the Committee shall be empowered, without further action by the Board, to cause the Company to provide appropriate funding for the Committee to retain any such advisors.

IV. Authority and Responsibilities

A. General

The Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. The role of the Committee is one of oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. It is not the duty or responsibility of the Committee to conduct audits, to independently verify management’s representations, or to determine that the Company’s financial statements are complete and accurate, are prepared in accordance with generally accepted accounting principles (“GAAP”), or fairly present the financial condition, results of operations, and cash flows of the Company in accordance with GAAP. These are the responsibilities of management and the independent auditor. The Committee’s considerations and discussions with management and the independent auditor do not assure that the Company’s financial statements are presented in accordance with GAAP, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, or that the Company’s independent auditor is in fact “independent.”

B. Oversight of Independent Auditor

1. Selection. The Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2. Compensation. The Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of the independent auditor established by the Committee.

3. Pre-Approval of Services. The Committee shall review and approve in advance all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all non-audit services to be provided to the Company by the independent auditor and the fees for such services. Pre-approval of services that are not prohibited may be pursuant to appropriate policies and procedures established by the Committee for the pre-approval of such services.

2

4. Independence. The Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the independent auditor.

5. Oversight. The independent auditor shall report directly to the Committee, and the Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting and the receipt and consideration from time to time as appropriate of any reports required under applicable law to be made by the independent auditor. The Committee shall obtain and review a report from the independent auditor describing: (i) the independent auditor’s internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities or a private sector regulatory board, within the preceding five years, respecting one or more independent audits performed by the firm, and any steps taken to deal with any such issues.

C. Audited Financial Statements and Other Financial Disclosures

1. Review and Discussion. The Committee shall review and discuss with the Company’s management and independent auditor the Company’s annual audited financial statements to be included in the Company’s annual report on Form 10-K, the quarterly financial statements to be included in the Company’s quarterly reports on Form 10-Q, the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and other financial disclosures to be included in SEC filings prior to their release. This discussion should include, where appropriate, a discussion about the Company’s accounting principles, critical accounting estimates, significant financial reporting issues and judgments (including off-balance sheet arrangements and the use of pro forma or non-GAAP financial information), the adequacy of the Company’s internal control, and any regulatory and accounting initiatives, correspondence with regulators, or published reports that raise material issues with respect to, or that could have a significant effect on, the Company’s financial statements.

2. Recommendation to Board Regarding Financial Statements. The Committee shall recommend to the Board whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K.

3. Audit Committee Report. The Committee shall prepare the committee report required by the rules of the SEC to be included in the Company’s annual proxy statement.

4. Earnings Releases and Financial Guidance. The Committee shall review the Company’s quarterly earnings press releases prior to their release and shall discuss generally any financial information and earnings guidance to be provided to analysts and rating agencies.

D. Controls and Procedures

1. Internal Audit Function. The Committee shall coordinate the Board’s oversight of the performance of the Company’s internal audit function.

2. Risk Management. The Committee shall discuss periodically with management the Company’s policies and guidelines regarding risk assessment and risk management, as well as the Company’s major financial risk exposures and the steps that management has taken to monitor and control such exposures.

3. Disclosure Controls and Procedures. The Committee shall oversee the Company’s disclosure controls and procedures, including applicable internal control over financial reporting, and where applicable, shall oversee changes in internal control over financial reporting controls intended to address any material weaknesses or significant deficiencies in the design or operation of internal control over financial reporting and any fraud involving management or other employees that is reported to the Committee. In addition, the

3

Committee shall review and discuss the annual internal control report of management and the independent auditor’s report on, and attestation of, such management report, to the extent that those reports are required by SEC rules.

4. Procedures for Complaints. The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

5. Additional Powers. The Committee shall have such other duties as may be delegated from time to time by the Board.

V. Other Matters

A. Assessment. The Committee shall annually review and assess the performance of the Committee.

B. Charter. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval.

C. Reports. The Committee shall report regularly to the Board on the matters discussed and actions taken at each meeting of the Committee, including the Committee’s evaluation of the independent auditor.

D. Additional Powers. The Committee shall perform any other activities consistent with this Charter, the Company’s Amended and Restated Certificate of Incorporation, the Company’s Amended and Restated By-Laws, and governing law, as the Committee or the Board may deem necessary or appropriate.

4

Appendix B

POZEN INC.

2000 EQUITY COMPENSATION PLAN,

AS AMENDED AND RESTATED

The purpose of the POZEN Inc. 2000 Equity Compensation Plan, as amended and restated (the “Plan”), is to provide (i) designated employees of POZEN Inc. (the “Company”) and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries, and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards, performance units and other stock-based awards. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

1. Administration

(a) Committee. The Plan shall be administered by a committee appointed by the Board (the “Committee”), which may consist of two or more persons who are “outside directors” as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations and “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). However, the Board may ratify or approve any grants as it deems appropriate. The Committee may delegate authority to one or more subcommittees, as it deems appropriate. To the extent that the Board or a subcommittee administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to such Board or such subcommittee.

(b) Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under the Plan.

(c) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(d) Delegation of Authority. In addition to the delegation described in subsection (a) and subject to applicable law, the Board or the Committee may delegate to one or more officers of the Company the authority to designate Employees who shall receive grants under the Plan and to determine the number of grants to be received by such Employees. In that event, the Board or Committee shall specify the maximum number of grants that the officers may award and the prices (or a formula by which such prices shall be determined) at which the grants may be made. The Board or Committee may not authorize an officer to designate himself or herself as a recipient of a grant. To the extent that one or more officers administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to such officers.

1

2. Grants

Awards under the Plan may consist of grants of incentive stock options as described in Section 5 (“Incentive Stock Options”), nonqualified stock options as described in Section 5 (“Nonqualified Stock Options”) (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as “Options”), stock awards as described in Section 6 (“Stock Awards”), performance units as described in Section 7 (“Performance Units”) and other stock-based awards as described in Section 7 (hereinafter collectively referred to as “Grants”). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the “Grant Instrument”). The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

3. Shares Subject to the Plan

(a) Shares Authorized. Subject to adjustment as described below, the aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued or transferred under the Plan pursuant to all Grants is 5,500,000 shares, and of that number, the maximum aggregate number of shares of Company Stock that may be issued or transferred under the Plan pursuant to Grants other than Options is 2,000,000 shares. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 1,000,000 shares, subject to adjustment as described below. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards, Performance Units or other stock-based awards are forfeited or otherwise terminate, the shares subject to such Grants shall again be available for purposes of the Plan.

(b) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

4. Eligibility for Participation

(a) Eligible Persons. All employees of the Company and its subsidiaries (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its subsidiaries (“Key Advisors”) shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction, and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

2

(b) Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as “Grantees”.

5. Granting of Options

(a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

(b) Type of Option and Price.

(i) The Committee may grant Incentive Stock Options that are intended to qualify as “incentive stock options” within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

(ii) The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Committee and may be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

(iii) If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

(c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

(d) Exercisability of Options.

(i) Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii) The Committee may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of the Exercise Price or the Fair Market Value per share of Company Stock at the time of repurchase, or such other restrictions as the Committee deems appropriate.

3

(e) Termination of Employment, Disability or Death.

(i) Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Company for any reason other than Disability (as defined below), death, or termination for Cause (as defined below), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

(ii) In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Company. In addition, notwithstanding any other provisions of this Section 5, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Company or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iii) In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

(iv) If the Grantee dies while employed by, or providing service to, the Company or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(e)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

(v) For purposes of this Section 5(e), and Sections 6 and 7:

(A) The term “Company” shall mean the Company and its parent and subsidiary corporations or other entities, as determined by the Committee.

(B) “Employed by, or provide service to, the Company” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to Stock Awards, Performance Units and other stock-based grants, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.

(C) “Disability” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code or the Grantee becomes entitled to receive long-term disability benefits under the Company’s long-term disability plan.

4

(D) “Cause” shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee (i) has breached his or her employment or service contract with the Company, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information, (iv) has breached any written confidentiality, non-competition or non-solicitation agreement with the Company, or (v) has engaged in such other behavior detrimental to the interests of the Company as the Committee determines.

(f) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering an irrevocable notice of exercise to the Company. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (w) in cash, (x) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, or (y) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due prior to the issuance of the shares of Company Stock issuable upon such exercise.

(g) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code).

6. Stock Awards

The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a) General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific performance goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b) Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

(c) Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Company (as defined in Section 5(e)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

5

(d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except to a Successor Grantee under Section 11(a). Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed.

(e) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific performance goals.

(f) Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

7. Performance Units and Other Stock-Based Awards

(a) Performance Units. The Committee may grant performance units (“Performance Units”) to an Employee, Non-Employee Director or Key Advisor. Each Performance Unit shall represent the right of the Grantee to receive an amount based on the value of the Performance Unit, if performance goals established by the Committee are met. The value of a Performance Unit shall equal the Fair Market Value of a share of Company Stock. The Committee shall determine the number of Performance Units to be granted and the requirements applicable to such Units.

(b) Performance Period and Performance Goals. When Performance Units are granted, the Committee shall establish the performance period during which performance shall be measured (the “Performance Period”), performance goals applicable to the Units (“Performance Goals”) and such other conditions of the Grant as the Committee deems appropriate. Performance Goals may relate to the financial performance of the Company or its operating units, the performance of Company Stock, individual performance, or such other criteria as the Committee deems appropriate.

(c) Payment with respect to Performance Units. At the end of each Performance Period, the Committee shall determine to what extent the Performance Goals and other conditions of the Performance Units are met, the value of the Performance Units (if applicable), and the amount, if any, to be paid with respect to the Performance Units. Payments with respect to Performance Units shall be made partly in cash, in Company Stock, or in a combination of the two, as determined by the Committee, provided that the cash portion does not exceed 50% of the amount to be distributed.

(d) Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Company (as defined in Section 5(e)) during a Performance Period, or if other conditions established by the Committee are not met, the Grantee’s Performance Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(e) Other Stock-Based Awards. The Committee may grant other stock-based awards to an Employee, Non-Employee Director or Key Advisor, with such terms and conditions and in such amounts as the Committee determines.

6

8. Qualified Performance-Based Compensation.

(a) Designation as Qualified Performance-Based Compensation. The Committee may determine that Performance Units, Stock Awards or other stock-based awards granted to an Employee shall be considered “qualified performance-based compensation” under Section 162(m) of the Code. The provisions of this Section 8 shall apply to Grants of Performance Units, Stock Awards and other stock-based awards that are to be considered “qualified performance-based compensation” under section 162(m) of the Code.

(b) Performance Goals. When Performance Units, Stock Awards or other stock-based awards that are to be considered “qualified performance-based compensation” are granted, the Committee shall establish in writing (i) the objective performance goals that must be met, (ii) the Performance Period during which the performance goals must be met, (iii) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the Plan and section 162(m) of the Code. The performance goals may relate to the Employee’s business unit or the performance of the Company and its subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, scientific goals, pre-clinical or clinical goals, regulatory approvals, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, goals relating to acquisitions or divestitures, or strategic partnerships.

(c) Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the Performance Period or during a period ending no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) the date on which 25% of the Performance Period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code. The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

(d) Maximum Payment. Performance Units, Stock Awards and other stock-based awards under this Section 8 may be granted to an Employee with respect to not more than 1,000,000 shares of Company Stock for each year during a Performance Period.

(e) Announcement of Grants. The Committee shall certify and announce the results for each Performance Period to all Grantees immediately following the announcement of the Company’s financial results for the Performance Period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Stock Awards, Performance Units or other stock-based awards for the Performance Period shall be forfeited or shall not be made, as applicable.

(f) Death, Disability or Other Circumstances. The Committee may provide that Performance Units or other stock-based awards shall be payable or restrictions on Stock Awards shall lapse, in whole or in part, in the event of the Grantee’s death or Disability (as defined in Section 5(e) above) during the Performance Period, or under other circumstances consistent with the regulations and rulings under section 162(m).

9. Deferrals

The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Grantee in connection with any Option, the lapse or waiver of restrictions applicable to Stock Awards, or the satisfaction of any requirements or objectives with respect to Performance Units or other stock-based awards. If any such deferral election is permitted or required, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals.

7

10. Withholding of Taxes

(a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants. In the case of Grants paid in Company Stock, the Company may require that the Grantee or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

(b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company’s income tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

11. Transferability of Grants

(a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee (“Successor Grantee”) may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

12. Change of Control of the Company

As used herein, a “Change of Control” shall be deemed to have occurred if:

(a) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) (other than the Company or any trustee or fiduciary holding securities under an employee benefit plan of the Company) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or

(b) Consummation of (i) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.

8

13. Consequences of a Change of Control

(a) Notice and Acceleration. Upon a Change of Control, unless the Committee determines otherwise, (i) the Company shall provide each Grantee with outstanding Grants written notice of such Change of Control, (ii) all outstanding Options shall automatically accelerate and become fully exercisable, (iii) restrictions and conditions on all outstanding Stock Awards shall immediately lapse, (iv) all Performance Units shall be paid at their target value, or in such other amounts as the Committee may determine, and (v) all other stock-based awards shall become fully exercisable, vested or payable in full, as the case may be.

(b) Assumption of Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent of the surviving corporation), and other outstanding Grants shall be converted to similar grants of the surviving corporation (or a parent of the surviving corporation).

(c) Other Alternatives. Notwithstanding the foregoing, in the event of a Change of Control, the Committee may take one or both of the following actions with respect to any or all outstanding Options: the Committee may, (i) under such terms as the Compensation Committee may determine, require that Grantees surrender their outstanding Options in exchange for a payment or payments by the Company, in cash or Company Stock, as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options exceeds the Exercise Price of the Options, or (ii) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. With respect to Grantees holding Performance Units and other stock-based awards, the Committee may determine that such Grantees shall receive a payment or payments in settlement of such Grants, in such form and amount and under such terms as shall be determined by the Committee. Such surrender, termination or settlement shall take place as of the date of the Change of Control or such other date as the Committee may specify.

14. Requirements for Issuance or Transfer of Shares

(a) Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

(b) Lock-Up Period. If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), a Grantee (including any successors or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

15. Amendment and Termination of the Plan

(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if (i) such approval is required in order for Incentive Stock Options granted or to be granted under the Plan to meet the requirements of section 422 of the Code, (ii) such approval is required in order to exempt compensation under the Plan from the deduction limit under section 162(m) of the Code, or (iii) such approval is required by applicable stock exchange requirements.

9

(b) Stockholder Approval for “Qualified Performance-Based Compensation.” If Performance Units, Stock Awards or other stock-based awards are granted as “qualified performance-based compensation” under Section 8 above, the Plan must be reapproved by the stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 8, if required by section 162(m) of the Code or the regulations thereunder.

(c) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(d) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 21(c). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 21(c) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

(e) No Repricing Without Stockholder Approval. Notwithstanding anything in the Plan to the contrary, the Committee may not reprice Options, nor may the Board amend the Plan to permit repricing of Options, unless the stockholders of the Company provide prior approval for such repricing. The term “repricing” shall have the meaning given that term for purposes of the NASDAQ (or other applicable stock exchange) rules applicable to stockholder approval of equity compensation plans.

(f) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

16. Funding of the Plan

This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

17. Rights of Participants

Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

18. No Fractional Shares

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

19. Headings

Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

10

20. Effective Date of the Plan.

The Plan (as amended and restated herein) shall be effective as of the date on which it is approved by the stockholders of the Company.

21. Miscellaneous

(a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or stock awards grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

(b) Employees Subject to Taxation Outside the United States. With respect to Grantees who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(c) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of section 162(m) of the Code and section 422 of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 162(m) or 422 of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(d) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

11

POZEN Inc.
COMMON STOCK
This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders on June 22, 2004.

YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD.
PROXY

The undersigned, revoking all prior proxies, hereby appoints *John E. Barnhardt and Rhonda L. Stanley,* and each of them, with full power of substitution, proxies to appear on behalf of the undersigned and to vote all shares of Common Stock of the undersigned at the Annual Meeting of Stockholders to be held at the Paul J. Rizzo Conference Center, Loudermilk Hall, 130 DuBose House Lane, Chapel Hill, North Carolina 27517, on Tuesday, June 22, 2004 at 11:00 a.m. local time, and at any adjournments thereof, subject to any directions indicated on the reverse side of this card, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 25, 2004, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

If this Proxy is properly executed and returned, and not revoked, the shares it represents will be voted at the meeting in accordance with the choices specified on this proxy card. If no choice is specified, the shares will be voted by the proxies FOR the election of the three nominees for the Board of Directors listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, and at their discretion on any other matter that may properly come before the meeting.

☑ PLEASE MARK VOTES AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. Election of Nominees as Director.
   James R. Butler   Paul J. Rizzo   Ted G. Wood

   ☐ FOR ALL   ☐ WITHHOLD ALL   ☐ FOR ALL EXCEPT

   TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW:

   ____

✂ cut here ✂

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. To ratify the Board of Directors' selection of Ernst & Young LLP as independent public accountants of the Company for the Company's fiscal year ended December 31, 2004.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Date: ______________________, 2004

____
Signature

____
Signature (if jointly held)

Please sign and return this Proxy Card so that your shares can be represented at the meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you vote by ballot, such vote will supersede this proxy.

☐ MARK HERE IF YOU PLAN TO ATTEND THE MEETING

☐ MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE RETURN THIS CARD PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE OR OTHERWISE TO STOCKTRANS, INC., 44 WEST LANCASTER AVE, ARDMORE, PA 19003, SO THAT YOUR SHARES CAN BE REPRESENTED AT THE MEETING.

✂ cut here ✂

YOUR VOTE IS IMPORTANT
VOTE TODAY IN ONE OF TWO WAYS:

1. **VOTE BY INTERNET:**
Log-on to www.votestock.com
Enter your control number printed below
Vote your proxy by checking the appropriate boxes
Click on "Accept Vote"

OR

2. **VOTE BY MAIL:** If you do not wish to vote by Internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by Internet 24 hours a day, 7 days a week.
Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.